UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Strategy Inc

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On September 29, 2026, Strategy Inc (the "Company") and Phong Le, the Company's Chief Executive Officer and President, made posts on their respective X accounts concerning the 2026 Special Meeting of Stockholders (the "Special Meeting") and certain of the proposals to be presented for shareholder consideration. Copies of such posts are set forth below as Annex A.

Additionally, on September 29, 2026, Michael Saylor, the Company's Chairman of the Board of Directors and Executive Chairman, posted an article to his X account concerning the Special Meeting and certain of the proposals to be presented for shareholder consideration. Excerpts pertaining to the Special Meeting from such article are set forth below as Annex B.

Annex A

← Post

Strategy
@Strategy

Nasdaq
STRC

Dividends
12.00%

Strategy Inc's Series A Perpetual Stretch Preferred Stock (STRC) is not collateralized by Strategy Inc's bitcoin holdings and has only a preferred claim on residual assets. There is no guarantee of returns, liquidity, future performance or return of principal. STRC is not a bank deposit, not FDIC insured, and lacks the protections of bank accounts, money market funds (or the 1940 Act), treasuries, or similar instruments. STRC's variable annualized dividend rate as of September 2026 is 12.00% based on $100 stated amount; trading price and effective yield may vary; not indicative of future rates; rate is subject to monthly adjustment and may be significantly lower; dividend is not guaranteed. STRC currently pays dividends semi-monthly; daily dividend payments are subject to shareholder approval of a proposal to be voted on October 28, 2026 and the filing and effectiveness of an amended and restated certificate of designations with the Delaware Secretary of State, and there is no assurance the proposal will be approved or that daily dividends will be implemented.

This is not financial, tax, legal, or other advice; no tax representations. STRC may not be suitable for every person. Strategy Inc has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before investing, read the prospectus and other documents filed with the SEC for more complete information about Strategy Inc, this offering, and its risks. Free at EDGAR on sec.gov; current rate, price, and yield at strategy.com.

This communication contains forward-looking statements that involve risks and uncertainties, including statements regarding the proposed daily dividend amendments, their anticipated benefits and impacts, the timing and implementation of daily dividends, changes in dividend policy and capital structure, bitcoin/digital-asset volatility, regulatory/accounting/tax changes, liquidity and cybersecurity risks, financing availability, and other risks described in our SEC filings. Actual results may differ materially from those indicated by such forward-looking statements. We undertake no obligation to update forward-looking statements except as required by law.

IMPORTANT INFORMATION REGARDING THE 2026 SPECIAL MEETING: Strategy has filed a preliminary proxy statement with the SEC on September 25, 2026 in connection with the October 28, 2026 Special Meeting. Shareholders are urged to read the preliminary proxy statement and other relevant materials because they contain important information. Information regarding the participants in the solicitation and their direct or indirect interests, by security holdings or otherwise, is set forth under “Executive Officer Compensation” and “Director Compensation”, respectively, in the definitive proxy statement for the Company’s 2026 Annual Meeting of Stockholders filed with the SEC on April 28, 2026, available here. and “Security Ownership of Certain Beneficial Owners and Management” and “Interests of Directors and Officers” in the preliminary proxy statement for the 2026 Special Meeting, available here.

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Annex B

"We keep improving the security itself.

Payment frequency, dividend-rate mechanics and other terms shape the investor’s experience. They also affect how financial institutions can use the instrument in their own products.

Our proposal for daily dividends on U.S.-listed preferred securities illustrates this approach. If approved and adopted, dividends would accrue on every calendar day, including weekends and holidays, and be payable on the next business day when declared.

The objective is to shorten the interval between earning income and receiving cash, improve reinvestment timing and increase the usefulness of the securities for investors and product providers.

More frequent payments change the timing of income. They do not create daily redemption rights or guarantee stable principal.

We can propose amendments, refine policies and improve the operating design as the market develops, subject to required approvals. Product development continues after issuance."

*****

"Important information

'Highest quality' describes our design ambition, not an independent credit rating or a guarantee. STRC is perpetual preferred equity, not a bank deposit or a direct claim on pledged Bitcoin. Investors can lose principal; market price, liquidity and cash dividends are not guaranteed. Repurchases and policies are discretionary, and proposed amendments require applicable approvals. Statements about objectives and expected benefits are forward-looking and subject to risks described in Strategy’s SEC filings. Investors should review the applicable prospectuses and, for proposed dividend amendments, the proxy materials"

Additional Information and Where You Can Find It

Strategy Inc (the “Company”) has filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the 2026 Special Meeting of Stockholders (the “Special Meeting”). The Company also intends to file a definitive proxy statement with the SEC for the Special Meeting. Promptly after filing the definitive proxy statement, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the Special Meeting. Investors and securityholders are urged to read these documents, including the definitive proxy statement (and any amendments or supplements thereto), when they become available because they contain important information. You may obtain these documents (when they become available) free of charge on the SEC's website (www.sec.gov) or at the Company’s website (www.strategy.com) or by contacting the Company’s Investor Relations team by email (ir@strategy.com).

No proxy cards are being furnished by this communication. Stockholders may vote their shares only by following the voting instructions set forth in the definitive proxy statement.

Participant Information

The Company and its directors and executive officers may be deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from Strategy’s stockholders in connection with the matters to be considered at the Special Meeting. Information about the compensation of our named executive officers and our non-employee directors is set forth in the sections titled “Executive Officer Compensation” and “Director Compensation”, respectively, in the definitive proxy statement for the Company’s 2026 Annual Meeting of Stockholders filed with the SEC on April 28, 2026, available here. Information regarding the participants’ holdings of the Company’s securities and their direct or indirect interests, by security holdings or otherwise, can be found in the sections titled “Security Ownership of Certain Beneficial Owners and Management” and “Interests of Directors and Executive Officers” in the preliminary proxy statement for the Special Meeting, available here.

Forward-Looking Statements

Statements in this communication about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the proposed changes to the terms of the Company’s 10.00% Series A Perpetual Strife Preferred Stock, Variable Rate Series A Perpetual Stretch Preferred Stock, 8.00% Series A Perpetual Strike Preferred Stock, and 10.00% Series A Perpetual Stride Preferred Stock and related potential benefits or impacts. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the factors discussed under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 3, 2026 and the risks described in other filings that the Company may make with the SEC. Any forward-looking statements contained in this communication speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.